Morgan Stanley Insured Municipal Income Trust
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date     Price   Shares   % of  Total         Purch   Broker
         of       Of      Purchas  Asse  Issued        ased
         Purcha   Shares  ed       ts                  By
         se                                            Fund

Californ 11/07/   Variou  10,000,  7.38  $6,313,500,0  0.16%   JPMorgan;
ia Dept  02       s       000      %     00                    Lehman
of Wtr                                                         Brothers;
Res, CA,                                                       Bear,Stea
Ser 2002                                                       rns & Co.
A                                                              Inc.;
(Aaa/AAA                                                       E.J. De
)                                                              La Rosa &
                                                               Co.,
                                                               Inc.;
                                                               Salomon
                                                               Smith
                                                               Barney;
                                                               USB
                                                               PaineWebb
                                                               er Inc.;
                                                               Banc of
                                                               America
                                                               Securitie
                                                               s LLC;
                                                               BNY
                                                               Capital
                                                               Markets,
                                                               Inc.;
                                                               CIBC
                                                               World
                                                               Markets;
                                                               E*BondTra
                                                               de, LLC;
                                                               Fidelity
                                                               Capital
                                                               Markets;
                                                               First
                                                               Albany
                                                               Corporati
                                                               on;
                                                               Goldman,
                                                               Sachs &
                                                               Co.;
                                                               Jackson
                                                               Securitie
                                                               s; Loop
                                                               Capital
                                                               Markets,
                                                               LLC; M.R.
                                                               Beal &
                                                               Company;
                                                               Merrill
                                                               Lynch &
                                                               Co.,
                                                               Inc.;
                                                               Pacific
                                                               American
                                                               Securitie
                                                               s, LLC;
                                                               Prager,
                                                               McCarthy
                                                               & Sealy,
                                                               LLC;
                                                               Prudentia
                                                               l
                                                               Securitie
                                                               s
                                                               Incorpora
                                                               ted;
                                                               Quick &
                                                               Reilly,
                                                               Inc.;
                                                               Ramirez &
                                                               Co.,
                                                               Inc.; RBC
                                                               Dain
                                                               Rauscher;
                                                               Redwood
                                                               Securitie
                                                               s Group,
                                                               Inc.;
                                                               Siebert
                                                               Brandford
                                                               Shank &
                                                               Co. LLC;
                                                               Stone &
                                                               Youngberg
                                                               LLC;
                                                               Sutter
                                                               Securitie
                                                               s Inc.;
                                                               The
                                                               Chapman
                                                               Company;
                                                               U.S.
                                                               Bancorp
                                                               Piper
                                                               Jaffray;
                                                               Wells
                                                               Fargo
                                                               Instituti
                                                               onal
                                                               Securitie
                                                               s, LLC

NYC      10/30/   Variou  4,500,0  0.83  $441,735,000  1.02%   JPMorgan;
Trans    02       s       00       %                           Lehman
Fin                                                            Brothers;
Auth,                                                          Merrill
NY, 2003                                                       Lynch &
Ser C                                                          Co.;
(Ambac)                                                        Advest/Le
                                                               benthal;
                                                               Bear,
                                                               Stearns &
                                                               Co. Inc.;
                                                               RBC Dain
                                                               Rauscher
                                                               Inc.;
                                                               First
                                                               Albany
                                                               Corporati
                                                               on;
                                                               Goldman,
                                                               Sachs &
                                                               Co.; UBS
                                                               PaineWebb
                                                               er Inc.;
                                                               Ramirez &
                                                               Co.,
                                                               Inc.;
                                                               Salomon
                                                               Smith
                                                               Barney;
                                                               CIBC
                                                               World
                                                               Markets;
                                                               Commerce
                                                               Capital
                                                               Markets,
                                                               Inc.;
                                                               A.G.
                                                               Edwards &
                                                               Sons,
                                                               Inc.;
                                                               Jackson
                                                               Securitie
                                                               s Inc.;
                                                               Legg
                                                               Mason
                                                               Wood
                                                               Walker,
                                                               Incorpora
                                                               ted; Loop
                                                               Capital
                                                               Markets,
                                                               LLC;
                                                               Prudentia
                                                               l
                                                               Securitie
                                                               s, Quick
                                                               & Reilly;
                                                               Raymond
                                                               James &
                                                               Associate
                                                               s, Inc.;
                                                               Roosevelt
                                                               & Cross
                                                               Incorpora
                                                               ted;
                                                               Siebert
                                                               Brandford
                                                               Shank

Triborou 10/24/   $101.5  10,000,  1.84  $756,095,000  1.32%   JPMorgan;
gh Brdg  02       6       000      %                           Bear,
& Tunnel                                                       Stearns &
Auth,                                                          Co. Inc.;
NY, Refg                                                       Lehman
2002 Ser                                                       Brothers;
E (MBIA)                                                       First
                                                               Albany
                                                               Corporati
                                                               on;
                                                               Merrill
                                                               Lynch &
                                                               Co.;
                                                               Salomon
                                                               Smith
                                                               Barney;
                                                               UBS
                                                               PaineWebb
                                                               er Inc.;
                                                               ABN AMRO
                                                               Financial
                                                               Services,
                                                               Inc.;
                                                               Advest,
                                                               Inc./Lebe
                                                               nthal &
                                                               Co.; CIBC
                                                               World
                                                               Markets;
                                                               Commerce
                                                               Capital
                                                               Markets;
                                                               Fahnestoc
                                                               k & Co.,
                                                               Inc.;
                                                               Jackson
                                                               Securitie
                                                               s; Quick
                                                               & Reilly,
                                                               Inc.;
                                                               Ramirez &
                                                               Co.,
                                                               Inc.;
                                                               Raymond
                                                               James &
                                                               Associate
                                                               s, Inc.;
                                                               RBC Dain
                                                               Rauscher
                                                               Inc.;
                                                               Roosevelt
                                                               & Cross,
                                                               Inc.;
                                                               Sierbert
                                                               Brandford
                                                               Shank &
                                                               Co., LLC;
                                                               Wachovia
                                                               Bank,
                                                               National
                                                               Associati
                                                               on